UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

BioVie Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39015	46-2510769
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 W Nye Lane Suite 201 Carson City, NV	89703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 888-3162

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.0001 Per Share	BIVI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 10, 2025, BioVie Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). On September 22, 2025, the record date for stockholders entitled to notice of, and to vote at, the Annual Meeting, 7,535,080 shares of the Company’s Class A common stock (“Common Stock”) were outstanding. The holders of 3,417,857 shares of Common Stock were present at the Annual Meeting, either virtually or represented by proxy, constituting a quorum.

The following matters were considered at the Annual Meeting:

Proposal 1.	Election of Directors

Stockholders elected all of the Company’s nominees for director for one-year terms expiring at the next annual meeting of stockholders and until their respective successors are elected and qualified. The voting results were as follows:

	For	Withhold	Broker Non-Vote
(1) AMY CHAPPELL	1,517,109	36,239	1,864,509
(2) CUONG DO	1,513,760	39,588	1,864,509
(3) KAMEEL FARAG	1,513,476	39,872	1,864,509
(4) JAMES LANG	1,513,727	39,621	1,864,509
(5) MICHAEL SHERMAN	1,517,074	36,274	1,864,509
(6) SIGMUND ROGICH	1,512,422	40,926	1,864,509

Proposal 2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
3,245,049	141,868	30,940	0

Proposal 3.	Amendment and Restatement of the 2019 Omnibus Equity Incentive Plan

Stockholders approved an amendment and restatement of the 2019 Omnibus Equity Incentive Plan to increase the number of shares of Common stock Suthorized for issuance to 3,100,000. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
1,340,062	207,794	5,492	1,864,509

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioVie INC.

	By:	/s/ Joanne Wendy Kim
		Name:	Joanne Wendy Kim
		Title:	Chief Financial Officer

Date: November 12, 2025